Exhibit 99.1

SOC Telemed Provides Updated Outlook and Business Update

Company enters Q4 with record bookings YTD and set to begin trading November 2

Reston, VA – October 19, 2020 – SOC Telemed (SOC), the largest national provider of acute care telemedicine, today provided financial and business highlights based on the strength of the year to date performance.

●	Bookings for 2020 are now expected to be in the range of $11.5 million to $12.5 million, an increase from the previous estimate of $10.9 million, representing an 88% to 105% increase compared to 2019.
●	Signed new clients including Mercyhealth of Wisconsin and Illinois, Alameda Health System, North Okaloosa Medical Center, Carilion New River Valley Medical Center, New Orleans East Hospital, and St. Vincent Charity Medical Center. In addition, the company achieved significant cross-sell in the third quarter, expanding its relationships with 24 existing clients.
●	Implementations at client sites are on-track to achieve record-breaking levels by year-end 2020.
●	SOC’s previously reported outlook for 2020 otherwise remains unchanged.

Mr. Hai Tran, Chief Financial Officer and Chief Operating Officer of SOC Telemed commented, “The transaction process is moving along smoothly and, subject to satisfaction of customary closing conditions, the merger is expected to close on October 30, with the combined company’s shares to begin trading on Nasdaq on November 2. The leadership is aligned in their vision and goals for the combined entity and we look forward to keeping you abreast of our progress as a public company.”

Mr. John Kalix, President of SOC Telemed, stated, “Our strong performance through the first three quarters of 2020 provides us visibility in delivering full year results ahead of our initial projections. Through both new clients and cross-sales of existing clients, we have achieved a record level of bookings in the first nine months of 2020 and we’ve already surpassed total bookings for the entirety of 2019.”

Mr. Kalix continued, “Our implementation team, bolstered with Lean Six Sigma and PMP rigor, made significant progress on our average implementation time during the quarter, decreasing it to 92 days from contract sign to go-live. We are well on our way to achieve a record number of implementations by year-end.”

About SOC Telemed

SOC Telemed (SOC) is the largest national provider of telemedicine technology and solutions to hospitals, health systems, post-acute providers, physician networks, and value-based care organizations. Built on proven and scalable infrastructure as an enterprise-wide solution, SOC’s technology platform, Telemed IQ, rapidly deploys and seamlessly optimizes telemedicine programs across the continuum of care. SOC provides a supportive and dedicated partner presence, virtually delivering patient care through teleNeurology, telePsychiatry and teleICU, enabling healthcare organizations to build sustainable telemedicine programs in any clinical specialty. SOC enables organizations to enrich their care models and touch more lives by supplying healthcare teams with industry-leading solutions that drive improved clinical care, patient outcomes, and organizational health. The company was the first provider of acute clinical telemedicine services to earn The Joint Commission’s Gold Seal of Approval and has maintained that accreditation every year since inception. For more information, visit www.soctelemed.com.

Additional Information; Participants in the Solicitation

In connection with the proposed business combination contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 29, 2020, by and among Healthcare Merger Corp. (“HCMC”), Sabre Merger Sub I., Inc., Sabre Merger Sub II, LLC, and SOC, HCMC has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”), which includes a proxy statement distributed to holders of HCMC’s common stock in connection with HCMC’s solicitation of proxies for the vote by HCMC’s stockholders with respect to the proposed Business Combination and other matters as described in the registration statement; a consent solicitation statement distributed to SOC’s stockholders in connection with SOC’s solicitation of written consents to approve the proposed business combination; and a prospectus relating to the offer of the securities to be issued to SOC’s stockholders in connection with the proposed business combination. The registration statement has been declared effective by the SEC, and HCMC has mailed the definitive proxy statement/prospectus to its stockholders of record as of September 25, 2020 for voting on the proposed business combination at the Special Meeting of Stockholders to be held on October 30, 2020. Stockholders and other interested persons are urged to read the proxy statement/consent solicitation statement/prospectus and any other relevant documents filed with the SEC because they contain important information about HCMC, SOC and the proposed business combination. Stockholders can obtain a free copy of the definitive proxy statement/consent solicitation statement/prospectus, as well as other filings containing information about HCMC, SOC and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov. HCMC and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from HCMC’s stockholders in respect of the proposed business combination and the other matters set forth in the definitive proxy statement/consent solicitation statement/prospectus. Information regarding HCMC’s directors and executive officers is available under the heading “Directors, Executive Officers and Corporate Governance” in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 25, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement/consent solicitation statement/prospectus relating to the proposed business combination. This press release does not contain all the information that should be considered in respect of the proposed business combination. It is not intended to form any basis of any investment decision or any decision in respect to the proposed business combination.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “potential,” “predict,” “project,” “forecast,” “intend,” “may,” “should,” “would,” “will,” “expect,” “continue,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of SOC’s and HCMC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SOC and HCMC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of HCMC or SOC is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to SOC; risks related to SOC’s business, adoption of its software platform and other matters; the effects of competition on SOC’s future business; the amount of redemption requests made by HCMC’s public stockholders; the ability of HCMC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in the registration statement under the heading “Risk Factors,” and other documents of HCMC filed, or to be filed, with the SEC, as well as in any materials made available to you in connection with this Presentation. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither HCMC nor SOC presently know or that HCMC and SOC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect HCMC’s and SOC’s expectations, plans or forecasts of future events and views as of the date of this press release. HCMC and SOC anticipate that subsequent events and developments will cause HCMC’s and SOC’s assessments to change. However, while HCMC and SOC may elect to update these forward-looking statements at some point in the future, HCMC and SOC specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing HCMC’s and SOC’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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